EXHIBIT 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	December 31
BALANCE SHEET DATA	2007	2006	% Change
Total assets	$15,912,232	$14,918,964	6.7%
Loans, net of unearned income	11,204,424	10,374,323	8.0%
Investment securities	3,153,552	2,878,238	9.6%
Deposits	10,105,445	10,232,469	(1.2%)
Shareholders’ equity	1,574,062	1,516,310	3.8%

	Quarter Ended December 31			Year Ended December 31
INCOME SUMMARY	2007	2006	% Change	2007	2006	% Change
Interest income	$240,069	$229,548	4.6%	$939,577	$864,507	8.7%
Interest expense	(116,418)	(107,803)	8.0%	(450,833)	(378,944)	19.0%

Net interest income	123,651	121,745	1.6%	488,744	485,563	0.7%
Provision for loan losses	(6,800)	(1,068)	536.7%	(15,063)	(3,498)	330.6%
Investment securities (losses) gains	(537)	1,915	(128.0%)	1,740	7,439	(76.6%)
Other income	35,748	38,439	(7.0%)	146,284	142,436	2.7%
Other expenses	(98,447)	(94,757)	3.9%	(405,455)	(365,991)	10.8%

Income before income taxes	53,615	66,274	(19.1%)	216,250	265,949	(18.7%)
Income taxes	(15,436)	(19,669)	(21.5%)	(63,532)	(80,422)	(21.0%)

Net income	$38,179	$46,605	(18.1%)	$152,718	$185,527	(17.7%)

PER-SHARE DATA:

Net income:
Basic	$0.22	$0.27	(18.5%)	$0.88	$1.07	(17.8%)
Diluted	0.22	0.27	(18.5%)	0.88	1.06	(17.0%)
Cash dividends	0.1500	0.1475	1.7%	0.598	0.581	2.9%

Shareholders’ equity	9.07	8.73	3.9%
Shareholders’ equity (tangible)	5.30	4.91	7.9%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.97%	1.25%		1.01%	1.30%
Return on average shareholders’ equity	9.72%	12.29%		9.98%	12.84%
Return on average shareholders’ equity (tangible)	17.44%	22.55%		18.16%	23.87%
Net interest margin	3.56%	3.68%		3.66%	3.82%
Efficiency ratio	59.09%	56.83%		61.19%	56.00%
Non-performing assets to total assets	0.76%	0.39%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	December 31	December 31	September 30	December 31	September 30
	2007	2006	2007	2006	2007
ASSETS
Cash and due from banks	$381,283	$355,018	$337,306	7.4%	13.0%
Loans held for sale	103,984	239,042	116,451	(56.5%)	(10.7%)
Other interest-earning assets	21,153	28,188	19,673	(25.0%)	7.5%
Investment securities	3,153,552	2,878,238	2,948,262	9.6%	7.0%
Loans, net of unearned	11,204,424	10,374,323	10,988,307	8.0%	2.0%
Allowance for loan losses	(107,547)	(106,884)	(109,435)	0.6%	(1.7%)

Net Loans	11,096,877	10,267,439	10,878,872	8.1%	2.0%
Premises and equipment	193,296	191,401	190,092	1.0%	1.7%
Accrued interest receivable	73,435	71,825	73,927	2.2%	(0.7%)
Goodwill and intangible assets	654,908	663,775	658,274	(1.3%)	(0.5%)
Other assets	233,744	224,038	215,320	4.3%	8.6%

Total Assets	$15,912,232	$14,918,964	$15,438,177	6.7%	3.1%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,105,445	$10,232,469	$10,291,186	(1.2%)	(1.8%)
Short-term borrowings	2,383,944	1,680,840	1,773,083	41.8%	34.5%
Federal Home Loan Bank advances and long-term debt	1,642,133	1,304,148	1,632,980	25.9%	0.6%
Other liabilities	206,648	185,197	186,808	11.6%	10.6%

Total Liabilities	14,338,170	13,402,654	13,884,057	7.0%	3.3%
Shareholders’ equity	1,574,062	1,516,310	1,554,120	3.8%	1.3%

Total Liabilities and Shareholders’ Equity	$15,912,232	$14,918,964	$15,438,177	6.7%	3.1%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Commercial — industrial and financial	$3,049,923	$2,603,224	$2,954,204	17.2%	3.2%
Commercial — agricultural	377,162	361,962	374,759	4.2%	0.6%
Real estate — commercial mortgage	3,502,282	3,213,809	3,407,715	9.0%	2.8%
Real estate — residential mortgage	851,577	696,836	809,148	22.2%	5.2%
Real estate — home equity	1,501,231	1,455,439	1,472,376	3.1%	2.0%
Real estate — construction	1,342,923	1,428,809	1,389,164	(6.0%)	(3.3%)
Consumer	500,708	523,066	500,021	(4.3%)	0.1%
Leasing and other	78,618	91,178	80,920	(13.8%)	(2.8%)

Total Loans, net of unearned income	$11,204,424	$10,374,323	$10,988,307	8.0%	2.0%

Deposits, by type:
Noninterest-bearing demand	$1,722,211	$1,831,419	$1,696,871	(6.0%)	1.5%
Interest-bearing demand	1,715,315	1,683,857	1,738,605	1.9%	(1.3%)
Savings deposits	2,131,374	2,287,146	2,195,363	(6.8%)	(2.9%)
Time deposits	4,536,545	4,430,047	4,660,347	2.4%	(2.7%)

Total Deposits	$10,105,445	$10,232,469	$10,291,186	(1.2%)	(1.8%)

Short-term borrowings, by type:
Customer repurchase agreements	$228,061	$339,207	$248,915	(32.8%)	(8.4%)
Short-term promissory notes	443,002	279,076	476,249	58.7%	(7.0%)
Federal funds purchased	1,057,335	1,022,351	842,476	3.4%	25.5%
Other	655,546	40,206	205,443	1,530.5%	219.1%

Total Short-term borrowings	$2,383,944	$1,680,840	$1,773,083	41.8%	34.5%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from
	December 31	December 31	September 30	December 31	September 30	Year Ended December 31
	2007	2006	2007	2006	2007	2007	2006	% Change
Interest Income:
Interest Income	$240,069	$229,548	$238,740	4.6%	0.6%	$939,577	$864,507	8.7%
Interest Expense	116,418	107,803	116,330	8.0%	0.1%	450,833	378,944	19.0%

Net Interest Income	123,651	121,745	122,410	1.6%	1.0%	488,744	485,563	0.7%

Provision for Loan Losses	6,800	1,068	4,606	536.7%	47.6%	15,063	3,498	330.6%

Net Interest Income after Provision	116,851	120,677	117,804	(3.2%)	(0.8%)	473,681	482,065	(1.7%)

Other Income:
Investment management and trust services	9,291	9,466	9,291	(1.8%)	—	38,665	37,441	3.3%
Service charges on deposit accounts	13,355	11,289	11,293	18.3%	18.3%	46,500	43,773	6.2%
Other service charges and fees	8,405	6,869	8,530	22.4%	(1.5%)	32,151	26,792	20.0%
Gains on sale of mortgage loans	2,181	5,647	2,532	(61.4%)	(13.9%)	14,294	21,086	(32.2%)
Investment securities (losses) gains	(537)	1,915	(134)	(128.0%)	(300.7%)	1,740	7,439	(76.6%)
Other	2,516	5,168	5,231	(51.3%)	(51.9%)	14,674	13,344	10.0%

Total Other Income	35,211	40,354	36,743	(12.7%)	(4.2%)	148,024	149,875	(1.2%)

Other Expenses:
Salaries and employee benefits	53,173	55,546	52,505	(4.3%)	1.3%	217,526	213,913	1.7%
Operating risk loss	767	1,334	16,345	(42.5%)	(95.3%)	27,229	4,818	465.2%
Net occupancy expense	10,002	9,637	9,813	3.8%	1.9%	39,965	36,493	9.5%
Equipment expense	3,303	3,460	3,438	(4.5%)	(3.9%)	13,892	14,251	(2.5%)
Data processing	3,205	3,097	3,131	3.5%	2.4%	12,755	12,228	4.3%
Advertising	3,465	2,424	2,470	42.9%	40.3%	11,334	10,638	6.5%
Intangible amortization	2,158	2,024	1,995	6.6%	8.2%	8,334	7,907	5.4%
Other	22,374	17,235	18,299	29.8%	22.3%	74,420	65,743	13.2%

Total Other Expenses	98,447	94,757	107,996	3.9%	(8.8%)	405,455	365,991	10.8%

Income Before Income Taxes	53,615	66,274	46,551	(19.1%)	15.2%	216,250	265,949	(18.7%)
Income Taxes	15,436	19,669	12,985	(21.5%)	18.9%	63,532	80,422	(21.0%)

Net Income	$38,179	$46,605	$33,566	(18.1%)	13.7%	$152,718	$185,527	(17.7%)

SHARE AND PER-SHARE INFORMATION:

Net income:
Basic	$0.22	$0.27	$0.19	(18.5%)	15.8%	$0.88	$1.07	(17.8%)
Diluted	0.22	0.27	0.19	(18.5%)	15.8%	0.88	1.06	(17.0%)

Cash dividends	$0.1500	$0.1475	$0.1500	1.7%	—	$0.598	$0.581	2.9%
Shareholders’ equity	9.07	8.73	8.96	3.9%	1.2%
Shareholders’ equity (tangible)	5.30	4.91	5.17	7.9%	2.5%

Weighted average shares (basic)	173,416	173,529	173,304	(0.1%)	0.1%	173,295	172,830	0.3%
Weighted average shares (diluted)	174,155	175,415	174,370	(0.7%)	(0.1%)	174,386	174,872	(0.3%)
Shares outstanding, end of period	173,503	173,648	173,394	(0.1%)	0.1%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.97%	1.25%	0.88%			1.01%	1.30%
Return on average shareholders’ equity	9.72%	12.29%	8.67%			9.98%	12.84%
Return on average shareholders’ equity (tangible)	17.44%	22.55%	15.76%			18.16%	23.87%
Net interest margin	3.56%	3.68%	3.62%			3.66%	3.82%
Efficiency ratio	59.09%	56.83%	65.17%			61.19%	56.00%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	December 31, 2007			December 31, 2006			September 30, 2007
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS

Interest-earning assets:
Loans and leases	$11,082,957	$204,281	7.32%	$10,312,354	$193,776	7.46%	$10,857,636	$205,747	7.52%
Taxable investment securities	2,348,449	28,420	4.84%	2,332,116	26,226	4.50%	2,116,123	24,583	4.65%
Tax-exempt investment securities	494,790	6,462	5.22%	472,193	5,889	4.99%	499,389	6,377	5.11%
Equity securities	201,554	2,445	4.84%	165,261	2,209	5.31%	188,490	2,269	4.80%

Total Investment Securities	3,044,793	37,327	4.90%	2,969,570	34,324	4.62%	2,804,002	33,229	4.74%

Loans held for sale	101,788	1,730	6.79%	212,170	3,876	7.31%	159,492	2,694	6.76%
Other interest-earning assets	24,136	291	4.78%	44,804	580	5.12%	34,536	432	4.91%

Total Interest-earning Assets	14,253,674	243,629	6.80%	13,538,898	232,556	6.83%	13,855,666	242,102	6.95%

Noninterest-earning assets:
Cash and due from banks	323,490			321,246			338,862
Premises and equipment	191,502			190,932			190,175
Other assets	907,267			897,979			890,901
Less: allowance for loan losses	(110,922)			(107,842)			(108,628)

Total Assets	$15,565,011			$14,841,213			$15,166,976

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,721,831	$6,598	1.52%	$1,665,453	$7,000	1.67%	$1,729,357	$7,630	1.75%
Savings deposits	2,179,753	12,046	2.19%	2,339,493	14,213	2.41%	2,259,231	13,680	2.40%
Time deposits	4,603,944	54,341	4.68%	4,406,070	49,501	4.46%	4,626,160	55,093	4.72%

Total Interest-bearing Deposits	8,505,528	72,985	3.40%	8,411,016	70,714	3.34%	8,614,748	76,403	3.52%

Short-term borrowings	2,020,751	22,249	4.33%	1,790,556	22,613	4.96%	1,477,288	17,786	4.74%
Federal Home Loan Bank advances and long-term debt	1,624,613	21,184	5.19%	1,177,177	14,476	4.88%	1,655,599	22,141	5.32%

Total Interest-bearing Liabilities	12,150,892	116,418	3.80%	11,378,749	107,803	3.75%	11,747,635	116,330	3.93%

Noninterest-bearing liabilities:
Demand deposits	1,675,528			1,776,686			1,703,137
Other	180,907			180,941			179,391

Total Liabilities	14,007,327			13,336,376			13,630,163

Shareholders’ equity	1,557,684			1,504,837			1,536,813

Total Liabilities and Shareholders’ Equity	$15,565,011			$14,841,213			$15,166,976

Net interest income/net interest margin (fully taxable equivalent)		127,211	3.56%		124,753	3.68%		125,772	3.62%

Tax equivalent adjustment		(3,560)			(3,008)			(3,362)

Net interest income		$123,651			$121,745			$122,410

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	December 31	December 31	September 30	December 31	September 30
	2007	2006	2007	2006	2007
Loans, by type:
Commercial — industrial and financial	$2,988,996	$2,578,374	$2,908,049	15.9%	2.8%
Commercial — agricultural	375,215	351,112	373,293	6.9%	0.5%
Real estate — commercial mortgage	3,438,386	3,194,958	3,383,487	7.6%	1.6%
Real estate — residential mortgage	831,825	688,932	769,381	20.7%	8.1%
Real estate — home equity	1,486,367	1,462,912	1,454,947	1.6%	2.2%
Real estate — construction	1,377,391	1,428,034	1,382,951	(3.5%)	(0.4%)
Consumer	499,253	523,890	502,482	(4.7%)	(0.6%)
Leasing and other	85,524	84,142	83,046	1.6%	3.0%

Total Loans, net of unearned income	$11,082,957	$10,312,354	$10,857,636	7.5%	2.1%

Deposits, by type:
Noninterest-bearing demand	$1,675,528	$1,776,686	$1,703,137	(5.7%)	(1.6%)
Interest-bearing demand	1,721,831	1,665,453	1,729,357	3.4%	(0.4%)
Savings deposits	2,179,753	2,339,493	2,259,231	(6.8%)	(3.5%)
Time deposits	4,603,944	4,406,070	4,626,160	4.5%	(0.5%)

Total Deposits	$10,181,056	$10,187,702	$10,317,885	(0.1%)	(1.3%)

Short-term borrowings, by type:
Customer repurchase agreements	$237,346	$335,762	$242,375	(29.3%)	(2.1%)
Short-term promissory notes	478,018	270,864	446,182	76.5%	7.1%
Federal funds purchased	975,732	1,128,439	756,360	(13.5%)	29.0%
Other	329,655	55,491	32,371	494.1%	918.4%

Total Short-term borrowings	$2,020,751	$1,790,556	$1,477,288	12.9%	36.8%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Year Ended December 31
	2007			2006
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS

Interest-earning assets:
Loans and leases	$10,736,566	$805,881	7.51%	$9,892,082	$731,057	7.39%
Taxable investment securities	2,157,325	99,621	4.62%	2,268,209	97,652	4.31%
Tax-exempt investment securities	496,820	25,856	5.20%	447,000	21,770	4.87%
Equity securities	189,333	9,073	4.79%	154,653	7,341	4.75%

Total Investment Securities	2,843,478	134,550	4.73%	2,869,862	126,763	4.42%

Loans held for sale	166,437	11,501	6.91%	215,255	15,564	7.23%
Other interest-earning assets	33,015	1,630	4.90%	53,211	2,530	4.73%

Total Interest-earning Assets	13,779,496	953,562	6.93%	13,030,410	875,914	6.73%

Noninterest-earning assets:
Cash and due from banks	329,814			335,935
Premises and equipment	190,910			185,084
Other assets	899,292			852,186
Less: allowance for loan losses	(109,054)			(105,934)

Total Assets	$15,090,458			$14,297,681

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,696,624	$28,331	1.67%	$1,673,407	$25,112	1.50%
Savings deposits	2,258,113	53,312	2.36%	2,340,402	51,394	2.19%
Time deposits	4,553,994	212,752	4.67%	4,134,190	170,435	4.12%

Total Interest-bearing Deposits	8,508,731	294,395	3.46%	8,147,999	246,941	3.03%

Short-term borrowings	1,574,495	73,983	4.66%	1,653,974	78,043	4.67%
Federal Home Loan Bank advances and long-term debt	1,579,527	82,455	5.22%	1,069,868	53,960	5.04%

Total Interest-bearing Liabilities	11,662,753	450,833	3.86%	10,871,841	378,944	3.48%

Noninterest-bearing liabilities:
Demand deposits	1,713,863			1,807,248
Other	183,229			173,799

Total Liabilities	13,559,845			12,852,888

Shareholders’ equity	1,530,613			1,444,793

Total Liabilities and Shareholders’ Equity	$15,090,458			$14,297,681

Net interest income/net interest margin (fully taxable equivalent)		502,729	3.66%		496,970	3.82%

Tax equivalent adjustment		(13,985)			(11,407)

Net interest income		$488,744			$485,563

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year Ended
	December 31
	2007	2006	% Change
Loans, by type:
Commercial — industrial and financial	$2,844,359	$2,478,893	14.7%
Commercial — agricultural	368,998	335,596	10.0%
Real estate — commercial mortgage	3,337,762	3,073,830	8.6%
Real estate — residential mortgage	753,789	640,775	17.6%
Real estate — home equity	1,454,753	1,417,259	2.6%
Real estate — construction	1,384,548	1,345,191	2.9%
Consumer	506,201	522,761	(3.2%)
Leasing and other	86,156	77,777	10.8%

Total Loans, net of unearned income	$10,736,566	$9,892,082	8.5%

Deposits, by type:
Noninterest-bearing demand	$1,713,863	$1,807,248	(5.2%)
Interest-bearing demand	1,696,624	1,673,407	1.4%
Savings deposits	2,258,113	2,340,402	(3.5%)
Time deposits	4,553,994	4,134,190	10.2%

Total Deposits	$10,222,594	$9,955,247	2.7%

Short-term borrowings, by type:
Customer repurchase agreements	$247,948	$352,454	(29.7%)
Short-term promissory notes	404,527	163,199	147.9%
Federal funds purchased	808,358	1,095,875	(26.2%)
Other	113,662	42,446	167.8%

Total Short-term borrowings	$1,574,495	$1,653,974	(4.8%)

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Year Ended
	December 31	December 31	September 30	December 31
	2007	2006	2007	2007	2006
ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$109,435	$107,422	$106,892	$106,884	$92,847

Loans charged off	(5,068)	(2,722)	(2,805)	(13,739)	(6,969)
Recoveries of loans previously charged off	1,042	1,116	742	4,001	4,517

Net loans charged off	(4,026)	(1,606)	(2,063)	(9,738)	(2,452)
Provision for loan losses	6,800	1,068	4,606	15,063	3,498
Allowance purchased	—	—	—	—	12,991

Balance at end of period	$112,209	$106,884	$109,435	$112,209	$106,884

Net charge-offs to average loans (annualized)	0.15%	0.06%	0.08%	0.09%	0.02%

COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES:

Allowance for loan losses	$107,547	$106,884	$109,435
Reserve for unfunded lending commitments (1)	4,662	—	—

Allowance for credit losses	$112,209	$106,884	$109,435

(1)	Reserve for unfunded commitments transferred to other liabilities as of December 31, 2007. Prior periods have not been restated.

NON-PERFORMING ASSETS:

Non-accrual loans	$76,140	$33,113	$71,043
Accruing loans 90+ days overdue	29,782	20,632	23,406
Other real estate owned	14,934	4,103	12,536

Total non-performing assets	$120,856	$57,848	$106,985

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	0.68%	0.32%	0.65%
Non-performing assets to total loans and OREO	1.08%	0.56%	0.97%
Non-performing assets to total assets	0.76%	0.39%	0.69%
Allowance for credit losses to loans outstanding	1.00%	1.03%	1.00%
Allowance for credit losses to non-performing loans	106%	199%	116%